THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated October 8, 2020

to the

THORNBURG FUNDS PROSPECTUS (THE “FEBRUARY 1 PROSPECTUS”)

dated February 1, 2020, as supplemented September 30, 2020
to the

THORNBURG FUNDS PROSPECTUS (THE “SEPTEMBER 30 PROSPECTUS”)

dated September 30, 2020

Effective immediately, the February 1 Prospectus and the September 30 Prospectus are modified as follows:

The following disclosure is added after the last bullet point which appears under the heading “Exchanging Fund Shares,” on page 99 of the February 1 Prospectus and page 77 of the September 30 Prospectus:

In addition, and subject to a Fund’s right to refuse an exchange for the reasons set forth above, those financial intermediaries with which TSC has an agreement to sell Class C2 shares may under certain circumstances exchange Class C shares of one Fund for Class C2 shares of another Fund, or exchange Class C2 shares of one Fund for Class C shares of another Fund. You will not pay a CDSC on such exchanges, even if the exchange occurs within 12 months of your purchase of the original shares. A CDSC will apply, however, to any subsequent sales of those Class C or Class C2 shares within 12 months of your original date of purchase, unless you otherwise qualify for a waiver of that CDSC.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

TH4694